UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21553

Voya Global Equity Dividend and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2019 to August 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2019

Voya Global Equity Dividend and Premium Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let a Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s complete portfolio of investments, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Keeping the Headlines in Perspective

Dear Shareholder,

Global equity markets declined over August as trade tensions between the U.S. and China escalated and economic data deteriorated, particularly in the manufacturing sector. Concerns over the global growth outlook caused long-dated interest rates to fall. As a result, long-term U.S. Treasury bonds were the best performing major asset class during the month. Investors’ appetite for bonds seems to reflect expectations of economic deceleration, raising concerns about the potential for recession.

Despite these headwinds, we believe that U.S. consumers remain confident, supported by a favorable job environment and rising wages. In our opinion, consumer demand is bolstering estimates of U.S. economic growth. The economic growth rate is slowing, but from above-trend levels. This does not mean the economy is contracting; rather, it is growing more slowly than before.

Earnings on the S&P 500® Index recently grew 4.9% year-over-year despite the market headwinds. Although this is substantially lower than the growth rate in 2018, we consider this a reassuring sign of corporate financial fitness: earnings growth was expected to be negative at the start of the second quarter but as of this writing was significantly positive.

Uncertainty and volatility continue to beset the financial markets, making it imperative for investors to stay on course and avoid the pitfalls of timing exits from, and entrances into, different asset classes. In our view, market timing is less likely to achieve above-average gains than to result in missed opportunities. We believe you will fare better by staying focused on your goals, changing strategy only if your long-term goals change. Be sure to discuss any changes thoroughly with your financial advisor before taking action.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
September 20, 2019

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2019

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, having fallen 17% from a peak on September 21 through Christmas, had then rebounded 16% to the end of February. Markets had been rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”) having raised rates in December for the fourth time in 2018, all set to continue in 2019. (The Index returned 3.72% for the six-months ended August 31, 2019, measured in U.S. dollars.)

Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”.

Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six-months that followed, and by the end of a rollercoaster ride, the Index was up 4.46%.

On perceived slowing global growth, there was little relief from most of the incoming data.

In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.1%. German GDP actually fell in the second quarter, as did the UK’s. Beset with Brexit gloom and political division, the UK, led by a new hard-line prime minister, seemed to be hurtling out of the European Union without a deal to soften the blow.

Japan, with manufacturing also in contraction, managed GDP growth of 1.8% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%.

China’s GDP grew at 6.2% in the second quarter, the smallest advance in 27 years. Industrial production was expanding at the +slowest pace in 17 years, retail sales near the slowest in 16 years.

In the U.S., annualized first quarter growth surprised to the upside at 3.1%. Growth was flattered by volatile inventory and trade elements, however, and fell to 2.0% in the second quarter. This was heavily dependent on consumer spending, supported by a low unemployment rate, down to 3.7% in July.

Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, mostly industrial goods, to 25%. Trade negotiations with China had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.

It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank and the Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S./China trade conflict, agreed between the two Presidents on June 29.

July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected. Next, China allowed the yuan to fall below 7 to the dollar, prompting the U.S. Treasury Dept. to label China a currency manipulator. China suspended imports of U.S. agricultural products and later announced tariffs on $75 billion of U.S. goods. The President then increased existing and planned tariffs by 5%.

The half-year ended with both sides still set to meet in September. It was not clear what either had to say to the other.

In U.S. fixed income markets, the story was falling yields and yield curve inversion. The U.S. 30-year Treasury yield fell below 2% for the first time ever and dipped below the yield on the S&P 500® Index for the first time since the depths of the financial crisis. The curve partially inverted, and by the end of August, the yield on the three-month bill was greater than the yield on the ten-year note by the most since 2007. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.02%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 6.15%, ending about 3% below the record set on July 26. Bond surrogate real estate was the top performer, up 14.16%. Energy, exposed to a slowdown in global economic activity, was the weakest, down 10.41%.

In currencies, the dollar rose 3.50% against the euro and soared 9.05% against the Brexit-weakened pound, but lost 4.59% against the yen. The dollar still offers positive interest rates on its safest investments, unlike much of Europe. In times of market stress, however, Japan’s foreign investments tend to be repatriated, and yen-funded carry trades unwound, boosting the yen.

In international markets, the MSCI Japan® Index fell 3.98% in the half-year, reflecting Japan’s own vulnerability to a trade war and the resilient yen, despite a supportive central bank. The MSCI Europe ex UK® Index added 5.17%, while the MSCI UK® Index rose 4.25%. In both cases the sectors, arguably least affected by trade frictions, consumer staples and health care, made the biggest contributions. Energy, at risk from slowing global growth and financials, under pressure from low interest rates, detracted the most.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE BuyWrite Monthly Index”)	A passive total return index based on selling the near-term, at-the-money S&P 500® Index call option against the S&P 500® stock index portfolio each month, on the day the current contract expires.
EuroStoxx 50 Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Nikkei 225 Index	A price weighted index and made up of the top 225 industry leading companies which investors trade on the Tokyo Stock Exchange.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of August 31, 2019 (as a percentage of net assets)

United States	59.8%
Japan	7.8%
United Kingdom	4.7%
Canada	4.6%
Netherlands	3.3%
Australia	3.1%
Switzerland	2.5%
France	1.8%
Spain	1.5%
Germany	1.4%
Countries between 0.1%-1.3%ˆ	6.7%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

ˆ Includes 11 countries, which each represents 0.1%-1.3% of net assets.
* Includes Exchange-Traded Funds
Portfolio holdings are subject to change daily.

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”)* is a diversified closed-end fund that seeks to provide investors with a high level of income from a portfolio of global common stocks with historically attractive dividend yields and premiums from call option writing. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund’s secondary investment objective is capital appreciation.

Portfolio Management: The Fund is managed by Paul Zemsky, CFA, Vincent Costa, CFA, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers, Voya Investment Management Co. LLC (“VIM”) — the Sub-Adviser.

Equity Portfolio Construction: The Fund seeks to invest in a portfolio of equity securities included in the MSCI World IndexSM (the “Index”) and will select securities based upon quantitative analysis. The Sub-Adviser uses an internally developed quantitative computer model to create a target universe of global securities with above average dividend yields compared to the Index, which the Sub-Adviser believes exhibit stable dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate that they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates this target universe, the Sub-Adviser seeks to identify the most attractive securities within various geographic regions and sectors by ranking each security relative to other securities within its region or sector, as applicable, using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the portfolio’s target dividend yield, manage target beta, determine active weights, and neutralize region and sector exposures in order to create a portfolio that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Index. Under certain market conditions, the Fund will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively lower level of volatility.

The Fund’s Integrated Option Strategy: The Fund’s option strategy is designed to seek gains and lower volatility of total returns over a market cycle by primarily selling call options on selected indices and/or on individual securities and/or exchange traded funds (“ETFs”).

The Fund’s call option writing is determined based on stock outlook, market opportunities and option price volatility. The Fund seeks to sell call options that are generally short-term (between 10 days and three months until expiration) and at-the-money, out-of-the-money, or near-the-money. The underlying value of such calls will generally represent 35% to 75% of the value of the Fund’s portfolio. The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. Call options can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

Top Ten Holdings as of August 31, 2019 (as a percentage of net assets)

Microsoft Corp.	2.3%
Johnson & Johnson	1.3%
Merck & Co., Inc.	1.1%
Procter & Gamble Co.	1.1%
AT&T, Inc.	1.1%
Roche Holding AG	1.0%
PepsiCo, Inc.	1.0%
Cisco Systems, Inc.	1.0%
Royal Dutch Shell PLC — Class A	1.0%
Chevron Corp.	1.0%
Portfolio holdings are subject to change daily.

The Fund may seek to partially hedge the foreign currency risk inherent in its international equity holdings. The Fund may hedge currency exposure by selling the international currencies forward. The Fund may also hedge currencies by buying out-of-the-money puts on international currencies versus the U.S. dollar and financing them by writing out-of-the-money foreign exchange (“FX”) calls.

The Fund may also invest in other derivative instruments, such as futures, for investment, hedging and risk-management purposes to gain or reduce exposure to securities, security markets, market indices consistent with its investment objectives and strategies. Such derivative instruments are acquired to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities.

Additionally, the Fund retains the ability to partially hedge against significant market declines by buying out-of-the-money put options on regional or country indices, such as the S&P 500® Index, the Financial Times Stock Exchange 100 Index (“FTSE 100”), the Nikkei All Stock Index (“Nikkei”), the Euro Stoxx 50 (Price) Index (“EuroStoxx 50”) or any other broad-based global or regional securities index with an active derivatives market.

Performance: Based on net asset value (“NAV”), the Fund provided a total return of 1.83% for the six-month period ended August 31, 2019.(1) This NAV return reflects a decrease in the Fund’s NAV from $7.02 on February 28, 2019 to $6.76 on August 31, 2019, after taking into account monthly distributions. Based on its share price as of August 31, 2019, the Fund provided a total return of 2.52% for the period.(1) This share price return reflects a decrease in the Fund’s share price from $6.56 on February 28, 2019 to $6.36 on August 31, 2019, after taking into account monthly distributions. The reference indices, the MSCI World IndexSM and the Chicago Board Options

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

Exchange (“CBOE”) BuyWrite Monthly Index (“BXM Index”), returned 3.72% and 5.00%, respectively, for the six-month reporting period. During the period, the Fund made monthly distributions totaling $0.37 per share, which were characterized as $0.25 per share return of capital and $0.12 per share of net investment income. As of August 31, 2019, the Fund had 97,077,421 shares outstanding.

Portfolio Specifics: March 1, 2019 — May 6, 2019: We sold out of Telefonica after the stock’s recent recovery. The operational landscape is improving in some geographies but high leverage still clouds its prospects. We also sold out of Orange after the stock’s recent recovery. In our opinion, the French competitive landscape is deteriorating, while high capex needs in the coming years are likely to dampen cash flow and dividend prospects.

We started a position in Northern Trust. We believe that the company’s unique, leading wealth management franchise serving ultra HNW individuals and family offices should continue to experience secular growth tailwinds. The company also offers significantly less credit risk than commercial banks. We also added Schneider Electric to the portfolio. The company is enjoying strong growth trends in all its businesses. It also benefits from energy management focus and synergies between low, medium voltage and secure power.

Equity Portfolio: Our underlying equity dividend strategy performed in line with the MSCI World IndexSM during the period from March 1, 2019 through May 6, 2019. Our stock selection contributed positively in the technology and financials. Qualcomm was our best performer within technology after the U.S. semiconductor firm reached a favorable settlement in its long-running dispute with Apple. Negative contributions came from our stock selection within consumer discretionary and communication services. Cruise operator Carnival was the largest detractor following weak earnings. Our energy overweight was another detractor.

Option Portfolio: Over the period, index call options were written on around 50% of the market value of the Fund. The calls were sold on the following indices: Nikkei 225 Index, Euro Stoxx 50 Index, FTSE 100® Index and S&P 500® Index. During the period, the strikes of the call options written were approximately at-the-money and some were slightly out-of-the-money. The Fund also uses derivative instruments such as futures to make market directional tactical decisions to enhance returns and/or to protect against a decline in its assets.

During the period, all regional markets were up in USD terms. As could be expected, in this generally rising market, the option portfolio had a negative contribution to overall return. The futures overlay strategy had a somewhat negative contribution.

A significant part of the Fund’s investments is directly exposed to currency risk, due to investments in global markets. We partially hedge this risk by purchasing foreign exchange (“FX”) options. We write FX options to finance the Fund’s options purchases. In doing so, the Fund will give up part of its FX upside potential in return for cheaper downside protection. Overall these FX option hedges helped to dampen the volatility of the Fund’s return.

For a period after May 6, 2019, until on or about May 20, 2019, VIM worked to transition the Fund’s portfolio in accordance with the investment strategy.

May 21, 2019 — August 31, 2019: Equity Portfolio: For the period, the Fund’s equity portfolio underperformed its reference index. In terms of the portfolio’s performance for the portion of the period since transition through August 31, 2019, the core model detracted from results, whereas low beta and dividend yield contributed. The portfolio’s stock-specific exposures further detracted from results. Security selection within the information technology and financial sectors had the largest negative impact on returns. By contrast, selection was strongest within the energy and materials sectors. At the individual stock level, key detractors included an underweight position in Apple Inc. and overweight positions in Legal & General Group Plc and Pfizer Inc. Key contributors included non-index positions in Royal Gold, Inc. and Booz Allen Hamilton Holding Corporation and an overweight position in Tyson Foods, Inc.

Option Portfolio: For the period, the Fund’s covered-call strategy had a negative impact on relative returns. The Fund implemented this strategy by typically writing call options on regional indices, the selection and allocation of which result from an optimization intended to track the benchmark of the portfolio closely. The strike prices of the options written were typically out of the money or near the money with expiration dates around six weeks at inception.

The Fund’s covered-call strategy seeks to generate premiums and retain some potential for upside appreciation. This strategy detracted from returns during the period as the positive performance of the equity markets resulted in losses on the short call options.

Outlook and Current Strategy: Global equity markets declined over August as trade tensions between the United States and China escalated and economic data deteriorated, particularly in the manufacturing sector. Concerns over the global growth outlook caused long-dated interest rates to fall. As a result, long-term U.S. Treasury bonds were the best performing major asset class during the month. In our view, investors’ appetite for bonds seems to reflect expectations of economic deceleration, raising concerns about the potential for recession.

Despite sluggish capital spending, discouraging news flow and the melancholy market mood, U.S. consumers remained resilient, buoyed by a favorable job environment, rising wages and high confidence. Consumer demand is propping up U.S. growth: the Congressional Budget Office’s has revised its estimate of trend growth up to 2.1%.

Earnings growth on the S&P 500® clocked in at 4.9% year-over-year. Although this is down substantially from more than 20% a year ago, we believe that it is actually a reassuring sign: earnings growth was expected to be negative at the start of the quarter, so the beat came

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

as welcome relief in the face of heightening trade conflict, soft manufacturing prints and wavering business confidence. What’s more, in our opinion margins have held up remarkably well.

We think margins will continue to hold up better than most anticipate as rates are likely to remain low and labor costs, although increasing, should be held to manageable levels. Still, given the mature stage of the business cycle and growth headwinds, we are not expecting the double-digit earnings growth of the past few years. In our view, the majority of gains from here are likely to come from earnings multiple expansion.

*	The Board of Trustees (the “Board”) of the Fund has approved changes to the Fund’s sub-advisory relationship. The Board approved the reallocation of the Fund’s assets from NNIP Advisors B.V. to Voya Investment Management Co. LLC (“VIM”), effective May 6, 2019, following the termination of NNIP Advisors B.V.’s sub-advisory agreement. In connection with these approvals, the investment strategies and portfolio managers of the Fund were changed effective May 6, 2019.
In conjunction with the strategy and sub-adviser changes, effective May 6, 2019, Paul Zemsky, Vincent Costa, Peg DiOrio, and Steve Wetter were added as portfolio managers of the Fund and Bruno Springael, Pieter Schops and Willem van Dommelen were removed as portfolio managers of the Fund.
For a period after May 6, 2019, until on or about May 20, 2019, VIM worked to transition the Fund’s portfolio in accordance with the investment strategy.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2019 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$644,977,349
Cash	3,956,120
Cash pledged as collateral for OTC derivatives (Note 2)	920,000
Foreign currencies at value**	42,535
Receivables:
Investment securities sold	9,336,882
Dividends	2,156,743
Foreign tax reclaims	325,048
Unrealized appreciation on forward foreign currency contracts	1,000,056
Prepaid expenses	264
Other assets	46,831
Total assets	662,761,828
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	513,977
Payable for investment management fees	413,463
Payable to trustees under the deferred compensation plan (Note 6)	46,831
Payable for trustee fees	3,362
Other accrued expenses and liabilities	225,283
Written options, at fair valueˆ	5,016,610
Total liabilities	6,219,526
NET ASSETS	$656,542,302
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$722,066,200
Total distributable loss	(65,523,898)
NET ASSETS	$656,542,302

* Cost of investments in securities	$641,738,970
** Cost of foreign currencies	$42,799
ˆ Premiums received on written options	$5,009,590

Net assets	$656,542,302
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	97,077,421
Net asset value	$6.76

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,645,896
Interest	6,452
Total investment income	14,652,348
EXPENSES:
Investment management fees	3,242,187
Transfer agent fees	13,884
Shareholder reporting expense	161,760
Professional fees	35,024
Custody and accounting expense	83,976
Trustee fees	13,450
Miscellaneous expense	66,531
Total expenses	3,616,812
Waived and reimbursed fees	(61,829)
Net expenses	3,554,983
Net investment income	11,097,365
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(37,690,497)
Forward foreign currency contracts	1,215,716
Foreign currency related transactions	(597,962)
Futures	(3,538,072)
Written options	(6,462,979)
Net realized loss	(47,073,794)
Net change in unrealized appreciation (depreciation) on:
Investments	39,812,136
Forward foreign currency contracts	486,079
Foreign currency related transactions	(5,105)
Futures	2,843,441
Written options	3,354,039
Net change in unrealized appreciation (depreciation)	46,490,590
Net realized and unrealized loss	(583,204)
Increase in net assets resulting from operations	$10,514,161

* Foreign taxes withheld	$826,014

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
FROM OPERATIONS:
Net investment income	$11,097,365	$13,592,520
Net realized loss	(47,073,794)	(4,439,964)
Net change in unrealized appreciation (depreciation)	46,490,590	(35,641,526)
Increase (decrease) in net assets resulting from operations	10,514,161	(26,488,970)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):	(11,634,038)	(26,970,040)
Return of capital	(23,896,297)	(44,090,623)
Total distributions	(35,530,335)	(71,060,663)
Net decrease in net assets	(25,016,174)	(97,549,633)
NET ASSETS:
Beginning of year or period	681,558,476	779,108,109
End of year or period	$656,542,302	$681,558,476

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
		Income (loss) from investment operations				Less distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Adjustment to paid-in capital for offering costs	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period 000’s	Gross expenses prior to expense waiver/ recoupment(3)	Net expenses after expense waiver/ recoupment(3)	Net investment income (loss)(3)	Portfolio turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-19+	7.02	0.11	•	0.00	0.11	0.12	—	0.25	0.37	—	6.76	6.36	1.83	2.52	656,542	1.07	1.05	3.27	97
02-28-19	8.03	0.14		(0.42)	(0.28)	0.17	0.11	0.45	0.73	—	7.02	6.56	(2.91)	(3.63)	681,558	1.25	1.20	1.88	39
02-28-18	8.01	0.15		0.60	0.75	0.30	—	0.43	0.73	—	8.03	7.56	10.28	14.08	779,108	1.23	1.20	1.87	33
02-28-17	7.52	0.19		1.18	1.37	0.62	—	0.26	0.88	—	8.01	7.29	20.78	26.97	777,289	1.23	1.20	2.39	31
02-29-16	9.31	0.18		(1.06)	(0.88)	0.77	—	0.14	0.91	—	7.52	6.51	(8.90)	(13.92)	733,729	1.23	1.20	2.10	29
02-28-15	10.05	0.22		(0.05)	0.17	0.91	—	—	0.91	—	9.31	8.53	2.47	3.92	908,601	1.22	1.20	2.23	31
02-28-14	9.82	0.27		0.92	1.19	0.69	—	0.27	0.96	—	10.05	9.08	13.65	9.95	979,929	1.22	1.20	2.70	48
02-28-13	10.01	0.27		0.61	0.88	0.25	—	0.82	1.07	—	9.82	9.17	10.34	7.88	958,153	1.23	1.18	2.78	75
02-29-12	11.39	0.36	•	(0.55)	(0.19)	0.26	—	0.93	1.19	—	10.01	9.56	(1.13)	(3.28)	976,685	1.24	1.14	3.45	90
02-28-11	11.58	0.35		0.76	1.11	0.82	—	0.48	1.30	—	11.39	11.12	10.44	0.29	1,108,699	1.22	1.07	3.16	58
02-28-10	9.81	0.38		3.17	3.55	0.30	—	1.48	1.78	—	11.58	12.45	38.12	78.96	1,117,910	1.23	1.03	3.34	72

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.
(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
+	Unaudited.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2019 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Prior to May 6, 2019, Voya IM provided certain consulting services for the Investment Adviser and NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands, served as a sub-adviser to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c)Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of August 31, 2019, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,000,056 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of August 31, 2019. As of August 31, 2019, the

Fund had not received any cash collateral for its open OTC derivative transactions.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

As of August 31, 2019, the Fund had a liability position of $5,530,587 on open forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of August 31, 2019, the Fund could have been required to pay this amount in cash to its counterparties. As of August 31, 2019, the Fund had pledged $920,000 in cash collateral for its open OTC derivatives transactions. There were no credit events during the period ended August 31, 2019 that triggered any credit related contingent features.

H.  Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

During the period ended August 31, 2019, the Fund used forward foreign currency contracts to hedge its investments

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in non-U.S. dollar denominated equity securities in an attempt to decrease the volatility of the Fund’s NAV.

During the period ended August 31, 2019, the Fund had average contract amounts on forward foreign currency contracts to sell of $78,634,024. Please refer to the table within the Portfolio of Investments for open forward foreign currency contracts at August 31, 2019.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended August 31, 2019, the Fund had purchased and sold futures contracts on various equity indices to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended August 31, 2019, the Fund had average notional values on futures contracts purchased and sold of $2,584,578 and $60,814,155, respectively. There were no open futures contracts at August 31, 2019.

I.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund’s option strategy seeks to reduce volatility of total returns and to supplement distributions by selling call options and may also purchase put options on equity indices.

The Fund is also subject to foreign currency risk given its significant investments in foreign equities. In order to mitigate this risk, the Fund uses foreign-exchange option collars.

During the period ended August 31, 2019, the Fund had an average notional amount on written equity options of $332,089,155. Please refer to the table within the Portfolio of Investments for open written equity options at August 31, 2019.

During the period ended August 31, 2019, the Fund had an average notional amount on purchased and written foreign currency options of $88,825,000. There were no open purchased or written foreign currency options at August 31, 2019.

J.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2019, excluding short-term securities, were $636,187,258 and $642,954,798, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 0.85% of the Fund’s average daily managed assets. Prior to May 6, 2019 the management fee was 1.15% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2019, there were no preferred shares outstanding.

Prior to May 6, 2019, the Investment Adviser had entered into a consulting agreement with Voya IM (the “Consultant”). For its services, the Consultant received a consultancy fee from the Investment Adviser. No fee was paid by the Fund directly to the Consultant. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or sub-advisers with respect to the Fund’s level and/or managed distribution policy.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

Prior to May 6, 2019, the Investment Adviser had entered into sub-advisory agreements with NNIP Advisors and Voya IM. Subject to policies as the Board or the Investment Adviser may determine, NNIP Advisors managed all of the

Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations. NNIP Advisors provided investment advice for the Fund and was paid by the Investment Adviser based on the average daily managed assets of the Fund. However, the Investment Adviser may have allocated all or some of the Fund’s assets to Voya IM for management, and may have changed the allocation of the Fund’s assets among the two sub-advisers in its discretion, to pursue the Fund’s investment objective. Each sub-adviser would have made investment decisions solely for the assets it was allocated to manage.

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.00% of average daily managed assets. Prior to May 6, 2019, the expense limit was 1.20%.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of August 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows*:

August 31,
2020	2021	2022	Total
$191,897	$244,156	$225,343	$661,396

*	The Investment Adviser is voluntarily not recouping the amounts available that were waived/reimbursed prior to May 6, 2019.

The Expense Limitation Agreement is contractual through March 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH
AFFILIATES AND RELATED PARTIES (continued)

portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — CAPITAL SHARES

For the period ended August 31, 2019 and year ended February 28, 2019, the Fund had no capital shares activity.

Share Repurchase Program

Effective April 1, 2019, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2020, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2018, the Fund may have purchased, over the period ended March 31, 2019, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.

For the period ended August 31, 2019 and the year ended February 28, 2019, the Fund had no repurchases.

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/

tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund has a tax year-end of December 31. The amounts shown below are estimated as of August 31, 2019.

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended August 31, 2019		Year Ended February 28, 2019*
Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
$11,634,038	$23,896,297	$18,599,525	$8,370,515	$44,090,623

*	Amounts were estimated as of Feburary 28, 2019.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of August 31, 2019 were:

	Capital Loss Carryforwards
Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$3,684,664	$(21,736,376)	Short-term	None
	(46,330,089)	Long-term	None
	$(68,066,465)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of August 31, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.

NOTE 10 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2019, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.061	8/15/2019	9/16/2019	9/4/2019
$0.040	9/19/2019	10/15/2019	10/2/2019
$0.040	10/15/2019	11/15/2019	11/4/2019

Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.

Auditor Change: On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Fund. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board of Trustees of the Fund and was approved by the Board of Trustees of the Fund.

KPMG’s reports on the Fund’s financial statements for the fiscal years ended February 28, 2019 and February 28, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended February 28, 2019 and February 28, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On September 12, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending February 29, 2020. During the Fund’s fiscal years ended February 28, 2019 and February 28, 2018, and the subsequent interim period through September 12, 2019, neither the Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

VOYA GLOBAL EQUITY DIVIDEND AND	SUMMARY PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2019 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Australia: 3.1%
2,983,863		Other Securities	$20,280,553	3.1

		Belgium: 0.3%
26,186		Other Securities	1,957,131	0.3

		Canada: 4.6%
44,490		Waste Connections, Inc.	4,088,631	0.6
664,597		Other Securities	25,812,741	4.0
			29,901,372	4.6

		China: 0.4%
853,000		Other Securities	2,868,831	0.4

		Denmark: 0.7%
92,538		Novo Nordisk A/S	4,821,450	0.7

		Finland: 0.6%
98,941		Other Securities	3,640,615	0.6

		France: 1.8%
479,183		Other Securities	11,617,040	1.8

		Germany: 1.4%
615,619		Other Securities	9,475,403	1.4

		Guernsey: 0.5%
52,873		Other Securities	3,422,998	0.5

		Hong Kong: 1.3%
1,655,800		Other Securities	8,426,370	1.3

		Israel: 0.3%
276,248		Other Securities	1,882,316	0.3

		Italy: 1.1%
927,078		Other Securities	7,465,300	1.1

		Japan: 7.8%
154,800		NTT Docomo, Inc.	3,904,966	0.6
1,940,774		Other Securities	47,009,601	7.2
			50,914,567	7.8

		Netherlands: 3.3%
100,686	(1)	ABN AMRO Bank NV	1,785,684	0.3
151,204		Koninklijke Ahold Delhaize NV	3,542,003	0.5
221,879		Koninklijke KPN NV	702,757	0.1
235,248		Royal Dutch Shell PLC — Class A	6,535,928	1.0
404,244		Other Securities	8,863,923	1.4
			21,430,295	3.3

		New Zealand: 0.1%
267,619		Other Securities	745,037	0.1

		Norway: 0.7%
281,756		Other Securities	4,741,540	0.7

		Singapore: 0.7%
2,104,000		Other Securities	4,761,820	0.7
Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Spain: 1.5%
16,600	(1)	Aena SME SA	$2,997,243	0.4
160,612		Ferrovial SA — FERE	4,571,590	0.7
171,834		Other Securities	2,562,488	0.4
			10,131,321	1.5

		Switzerland: 2.5%
45,973		Nestle SA	5,166,190	0.8
24,537		Roche Holding AG	6,704,987	1.0
13,181		Zurich Insurance Group AG	4,697,135	0.7
			16,568,312	2.5

		United Kingdom: 4.7%
250,113	(1)	Auto Trader Group PLC	1,621,399	0.2
243,773		GlaxoSmithKline PLC	5,080,063	0.8
7,593,581		Other Securities	24,176,600	3.7
			30,878,062	4.7

		United States: 59.8%
62,308		AbbVie, Inc.	4,096,128	0.6
83,245		Aflac, Inc.	4,177,234	0.6
22,309		Air Products & Chemicals, Inc.	5,040,049	0.8
98,353		Altria Group, Inc.	4,301,960	0.7
20,582		Amgen, Inc.	4,293,817	0.7
199,175		AT&T, Inc.	7,022,910	1.1
155,836		Bank of America Corp.	4,287,048	0.7
61,036		Booz Allen Hamilton Holding Corp.	4,608,828	0.7
87,321		Bristol-Myers Squibb Co.	4,197,520	0.6
53,263		Chevron Corp.	6,270,120	1.0
141,516		Cisco Systems, Inc.	6,624,364	1.0
41,422		Eli Lilly & Co.	4,679,443	0.7
67,760		Exxon Mobil Corp.	4,640,205	0.7
77,879		General Mills, Inc.	4,189,890	0.6
28,658		Hershey Co.	4,541,720	0.7
33,030		Honeywell International, Inc.	5,437,399	0.8
120,538		Intel Corp.	5,714,707	0.9
40,349		International Business Machines Corp.	5,468,500	0.8
68,324		Johnson & Johnson	8,770,069	1.3
47,034		JPMorgan Chase & Co.	5,167,155	0.8
22,161		McDonald’s Corp.	4,830,433	0.7
84,659		Merck & Co., Inc.	7,320,464	1.1
108,637		Microsoft Corp.	14,976,697	2.3
109,210		Oracle Corp.	5,685,473	0.9
49,356		Paychex, Inc.	4,032,385	0.6
48,738		PepsiCo, Inc.	6,663,947	1.0
174,821		Pfizer, Inc.	6,214,887	1.0
65,453		Philip Morris International, Inc.	4,718,507	0.7
59,119		Procter & Gamble Co.	7,107,877	1.1
40,349		Quest Diagnostics, Inc.	4,130,527	0.6

See Accompanying Notes to Financial Statements

VOYA GLOBAL EQUITY DIVIDEND AND	SUMMARY PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
46,962		Republic Services, Inc.	$4,191,359	0.6
37,472		Royal Gold, Inc.	4,998,015	0.8
47,759		Starbucks Corp.	4,611,609	0.7
48,486		Texas Instruments, Inc.	6,000,143	0.9
30,840		Total System Services, Inc.	4,139,345	0.6
53,160		Tyson Foods, Inc.	4,946,006	0.8
41,049		Waste Management, Inc.	4,899,198	0.7
110,235		Wells Fargo & Co.	5,133,644	0.8
183,966		Western Union Co.	4,069,328	0.6
37,549		Yum! Brands, Inc.	4,384,972	0.7
4,451,427	(2)	Other Securities	176,036,290	26.8
			392,620,172	59.8

		Total Common Stock (Cost $635,251,284)	638,550,505	97.2

EXCHANGE-TRADED FUNDS: 1.0%
14,762		SPDR S&P 500 ETF Trust	4,317,147	0.7
33,376		Other Securities	2,109,697	0.3
		Total Exchange-Traded Funds (Cost $6,487,686)	6,426,844	1.0

		Total Investments in Securities (Cost $641,738,970)	$644,977,349	98.2
		Assets in Excess of Other Liabilities	11,564,953	1.8
		Net Assets	$656,542,302	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2019.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	The grouping contains non-income producing securities.

Sector Diversification	Percentage of Net Assets
Information Technology	19.3%
Financials	15.5
Industrials	11.8
Health Care	10.6
Consumer Staples	10.4
Consumer Discretionary	8.0
Communication Services	6.6
Utilities	5.2
Energy	4.3
Materials	3.3
Real Estate	2.2
Exchange-Traded Funds	1.0
Assets in Excess of Other Liabilities	1.8
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of August 31, 2019 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$20,280,553	$—	$20,280,553
Belgium	—	1,957,131	—	1,957,131
Canada	29,901,372	—	—	29,901,372
China	—	2,868,831	—	2,868,831
Denmark	—	4,821,450	—	4,821,450
Finland	—	3,640,615	—	3,640,615
France	—	11,617,040	—	11,617,040
Germany	—	9,475,403	—	9,475,403
Guernsey	3,422,998	—	—	3,422,998
Hong Kong	—	8,426,370	—	8,426,370
Israel	—	1,882,316	—	1,882,316
Italy	—	7,465,300	—	7,465,300

See Accompanying Notes to Financial Statements

VOYA GLOBAL EQUITY DIVIDEND AND	SUMMARY PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2019
Common Stock (continued)
Japan	$—	$50,914,567	$—	$50,914,567
Netherlands	—	21,430,295	—	21,430,295
New Zealand	—	745,037	—	745,037
Norway	—	4,741,540	—	4,741,540
Singapore	—	4,761,820	—	4,761,820
Spain	—	10,131,321	—	10,131,321
Switzerland	—	16,568,312	—	16,568,312
United Kingdom	—	30,878,062	—	30,878,062
United States	392,620,172	—	—	392,620,172
Total Common Stock	425,944,542	212,605,963	—	638,550,505
Exchange-Traded Funds	6,426,844	—	—	6,426,844
Total Investments, at fair value	$432,371,386	$212,605,963	$—	$644,977,349
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,000,056	—	1,000,056
Total Assets	$432,371,386	$213,606,019	$—	$645,977,405
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(513,977)	$—	$(513,977)
Written Options	—	(5,016,610)	—	(5,016,610)
Total Liabilities	$—	$(5,530,587)	$—	$(5,530,587)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At August 31, 2019, the following forward foreign currency contracts were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 20,751,111	GBP 17,000,000	Citibank N.A.	10/04/19	$37,591
USD 26,185,006	JPY 2,830,000,000	Citibank N.A.	10/04/19	(513,977)
USD 10,749,737	AUD 15,600,000	State Street Bank and Trust Co.	10/04/19	234,065
USD 30,838,170	EUR 27,500,000	State Street Bank and Trust Co.	10/04/19	542,484
USD 13,240,725	CAD 17,400,000	State Street Bank and Trust Co.	10/04/19	165,490
USD 8,125,295	CHF 8,000,000	State Street Bank and Trust Co.	10/04/19	20,090
USD 42,712	EUR 38,557	The Bank of New York Mellon	09/03/19	336
				$486,079

See Accompanying Notes to Financial Statements

VOYA GLOBAL EQUITY DIVIDEND AND	SUMMARY PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

At August 31, 2019, the following OTC written equity options were outstanding for Voya Global Equity Dividend and Premium Opportunity Fund:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
EURO STOXX 50® Index	BNP Paribas	Call	09/13/19	EUR	3,409.880	3,317	EUR	11,366,563	$194,080	$(187,879)
EURO STOXX 50® Index	Morgan Stanley & Co. International PLC	Call	09/13/19	EUR	3,362.370	6,368	EUR	21,821,608	350,352	(583,537)
FTSE 100 Index	Morgan Stanley & Co. International PLC	Call	09/13/19	GBP	7,188.320	3,091	GBP	22,277,393	293,934	(306,753)
FTSE 100 Index	Societe Generale	Call	09/13/19	GBP	7,481.130	1,539	GBP	11,091,850	114,956	(4,820)
Nikkei 225 Index	Morgan Stanley & Co. International PLC	Call	09/27/19	JPY	20,567.800	183,164	JPY	3,792,295,227	547,291	(585,221)
S&P 500® Index	Barclays Bank PLC	Call	09/13/19	USD	2,961.370	12,346	USD	36,130,075	541,176	(212,427)
S&P 500® Index	Barclays Bank PLC	Call	09/27/19	USD	2,917.570	23,990	USD	70,205,775	1,205,809	(1,373,981)
S&P 500® Index	Barclays Bank PLC	Call	10/11/19	USD	2,955.720	37,212	USD	108,899,430	1,761,992	(1,761,992)
									$5,009,590	$(5,016,610)

Currency Abbreviations

AUD    —    Australian Dollar
CAD    —    Canadian Dollar
CHF    —    Swiss Franc
EUR    —    EU Euro
GBP    —    British Pound
JPY     —    Japanese Yen
USD    —    United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2019 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,000,056
Total Asset Derivatives		$1,000,056
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$513,977
Equity Contracts	Written options, at fair value	5,016,610
Total Liability Derivatives		$5,530,587

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2019 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Written options	Total
Equity contracts	$—	$—	$(3,538,072)	$(7,393,194)	(10,931,266)
Foreign exchange contracts	(641,192)	1,215,716	—	930,215	1,504,739

Total	$(641,192)	$1,215,716	$(3,538,072)	$(6,462,979)	$(9,426,527)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Written options	Total
Equity contracts	$—	$—	$2,843,441	$3,457,299	$6,300,740
Foreign exchange contracts	411,491	486,079	—	(103,260)	691,050

Total	$411,491	$486,079	$2,843,441	$3,354,039	$6,991,790

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

VOYA GLOBAL EQUITY DIVIDEND AND	SUMMARY PORTFOLIO OF INVESTMENTS
PREMIUM OPPORTUNITY FUND	AS OF AUGUST 31, 2019 (UNAUDITED) (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2019:

	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Morgan Stanley & Co. International PLC	Societe Generale	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$—	$37,591	$—	$—	$962,129	$336	$1,000,056
Total Assets	$—	$—	$37,591	$—	$—	$962,129	$336	$1,000,056
Liabilities:
Forward foreign currency contracts	$—	$—	$513,977	$—	$—	$—	$—	$513,977
Written options	3,348,400	187,879	—	1,475,511	4,820	—	—	5,016,610
Total Liabilities	$3,348,400	$187,879	$513,977	$1,475,511	$4,820	$—	$—	$5,530,587
Net OTC derivative instruments by counterparty, at fair value	$(3,348,400)	$(187,879)	$(476,386)	$(1,475,511)	$(4,820)	$962,129	$336	$(4,530,531)
Total collateral pledged by the Fund/ (Received from counterparty)	$—	$—	$—	$920,000	$—	$—	$—	$920,000
Net Exposure(1)	$(3,348,400)	$(187,879)	$(476,386)	$(555,511)	$(4,820)	$962,129	$336	$(3,610,531)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At August 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $636,793,261.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$44,297,610
Gross Unrealized Depreciation	(40,612,946)
Net Unrealized Appreciation	$3,684,664

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

Proposal:

1	At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Global Equity Dividend and Premium Opportunity Fund was held July 9, 2019, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class II Trustees	Voya Global Equity Dividend and Premium Opportunity Fund
	John V. Boyer	1*	86,329,507.912	3,693,303.300	0.000	0.000	90,022,811.212
	Patricia W. Chadwick	1*	86,294,599.912	3,728,211.300	0.000	0.000	90,022,811.212
	Sheryl K. Pressler	1*	86,351,021.912	3,671,789.300	0.000	0.000	90,022,811.212
	Christopher P. Sullivan	1*	86,502,704.912	3,520,106.300	0.000	0.000	90,022,811.212

*	Proposal Passed

After the July 9, 2019 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, Martin J. Gavin, Russell H. Jones, Joseph E. Obermeyer, Roger B. Vincent and Dina Santoro.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies or in the principal risk factors associated with investment in the Fund. Effective May 21, 2019, the Fund transitioned to a dividend focused quantitative strategy in selecting equity investments for the Fund. Effective May 6, 2019, Paul Zemsky, Vincent Costa, Peg DiOrio, and Steve Wetter were added as portfolio managers of the Fund and Bruno Springael, Pieter Schops and Willem van Dommelen were removed as portfolio managers of the Fund.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The Fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the sub-advisers to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2019 Distributions:

Declaration Date	Ex Date	Record Date	Payable Date
15-Jan-19	1-Feb-19	4-Feb-19	15-Feb-19
15-Feb-19	1-Mar-19	4-Mar-19	15-Mar-19
20-Mar-19	1-Apr-19	2-Apr-19	15-Apr-19
15-Apr-19	1-May-19	2-May-19	15-May-19
15-May-19	3-Jun-19	4-Jun-19	17-Jun-19
17-Jun-19	1-Jul-19	2-Jul-19	15-Jul-19
15-Jul-19	1-Aug-19	2-Aug-19	15-Aug-19
15-Aug-19	3-Sep-19	4-Sep-19	16-Sep-19
16-Sep-19	1-Oct-19	2-Oct-19	15-Oct-19
15-Oct-19	1-Nov-19	4-Nov-19	15-Nov-19
15-Nov-19	2-Dec-19	3-Dec-19	16-Dec-19
16-Dec-19	30-Dec-19	31-Dec-19	15-Jan-20

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Number of Shareholders

The number of record holders of common stock as of August 31, 2019, was 79, which does not include approximately 36,607 beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 1, 2019 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Form N-CSR, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

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Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

Computershare, Inc.

480 Washington Boulevard

Jersey City, New Jersey 07310-1900

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800) 992-0180.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163319 (0819-102419)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya Global Equity Dividend and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2019 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.2%
	Australia: 3.1%
235,213	AGL Energy Ltd.	$2,998,468	0.5
751,633	Aurizon Holdings Ltd.	2,988,293	0.5
131,120	BHP Group Ltd.	3,218,655	0.5
115,211	Coca-Cola Amatil Ltd.	842,881	0.1
102,054	Computershare Ltd.	1,057,397	0.2
158,837	Crown Resorts Ltd.	1,285,468	0.2
10,752	Macquarie Group Ltd.	896,370	0.1
109,311	Newcrest Mining Ltd.	2,732,087	0.4
41,363	Sonic Healthcare Ltd.	818,796	0.1
1,047,948	South32 Ltd. - AUD	1,851,779	0.3
280,421	Sydney Airport	1,590,359	0.2
		20,280,553	3.1

	Belgium: 0.3%
26,186	UCB S.A.	1,957,131	0.3

	Canada: 4.6%
40,086	Bank of Nova Scotia	2,131,658	0.3
82,147	BCE, Inc.	3,887,082	0.6
48,940	Canadian Imperial Bank of Commerce - XTSE	3,790,883	0.6
82,311	CI Financial Corp.	1,179,581	0.2
52,823	Empire Co. Ltd.	1,457,255	0.2
71,848	Great-West Lifeco, Inc.	1,531,505	0.3
19,488	iA Financial Corp., Inc.	810,463	0.1
16,931	Kirkland Lake Gold Ltd.	823,278	0.1
73,956	National Bank Of Canada	3,472,832	0.5
63,400	Open Text Corp.	2,480,476	0.4
12,528	Rogers Communications, Inc.	620,190	0.1
100,139	TELUS Corp.	3,627,538	0.6
44,490	Waste Connections, Inc.	4,088,631	0.6
		29,901,372	4.6

	China: 0.4%
853,000	BOC Hong Kong Holdings Ltd.	2,868,831	0.4

	Denmark: 0.7%
92,538	Novo Nordisk A/S	4,821,450	0.7

	Finland: 0.6%
6,956	Nordea Bank Abp	43,505	0.0
22,423	Orion Oyj	833,346	0.2
69,562	Sampo OYJ	2,763,764	0.4
		3,640,615	0.6

	France: 1.8%
55,785	Alstom SA	2,385,159	0.4
31,837	Edenred	1,550,269	0.2
7,723	Eiffage SA	800,280	0.1
86,455	Getlink SE	1,216,525	0.2
219,696	Orange SA	3,337,921	0.5
9,337	Societe BIC S.A.	596,636	0.1
68,350	Societe Generale	1,730,250	0.3
		11,617,040	1.8

	Germany: 1.4%
6,183	Allianz SE	1,364,608	0.2
54,936	Deutsche Lufthansa AG	846,743	0.1
100,691	Deutsche Post AG	3,304,224	0.5
24,002	SAP SE	2,865,286	0.4
429,807	Telefonica Deutschland Holding AG	1,094,542	0.2
		9,475,403	1.4

	Guernsey: 0.5%
52,873	Amdocs Ltd.	3,422,998	0.5

	Hong Kong: 1.3%
410,500	CK Hutchison Holdings Ltd.	3,568,406	0.6
821,000	HKT Trust / HKT Ltd.	1,282,514	0.2
15,800	Jardine Matheson Holdings Ltd.	859,166	0.1
408,500	Power Assets Holdings Ltd.	2,716,284	0.4
		8,426,370	1.3

	Israel: 0.3%
276,248	Bank Leumi Le-Israel BM	1,882,316	0.3

	Italy: 1.1%
210,873	Assicurazioni Generali S.p.A.	3,833,125	0.6
716,205	Snam SpA	3,632,175	0.5
		7,465,300	1.1

	Japan: 7.8%
28,100	Alfresa Holdings Corp.	635,568	0.1
109,100	Canon, Inc.	2,828,479	0.4
14,100	Central Japan Railway Co.	2,787,921	0.4
80,100	Fuji Film Holdings Corp.	3,425,909	0.5
97,700	Japan Airlines Co. Ltd.	3,049,374	0.5
276,100	Japan Post Holdings Co. Ltd.	2,508,949	0.4
45,000	Kamigumi Co., Ltd.	1,053,819	0.2
30,400	Konami Holdings Corp.	1,377,581	0.2
13,700	Kyocera Corp.	813,127	0.1
78,400	Kyushu Railway Co.	2,350,826	0.4
32,200	Medipal Holdings Corp.	683,496	0.1
18,900	MEIJI Holdings Co., Ltd.	1,312,101	0.2
34,500	Mitsubishi Corp.	839,077	0.1
228,000	Mitsui & Co., Ltd.	3,566,856	0.6
31,500	MS&AD Insurance Group Holdings, Inc.	999,817	0.2
28,900	Nippon Electric Glass Co., Ltd.	598,786	0.1
54,400	Nippon Telegraph & Telephone Corp.	2,607,821	0.4
154,800	NTT Docomo, Inc.	3,904,966	0.6
177,400	ORIX Corp.	2,617,554	0.4
25,300	Sankyo Co., Ltd.	875,248	0.1
187,900	Sekisui House Ltd.	3,332,541	0.5
246,900	Sumitomo Corp.	3,700,529	0.6
36,400	Sumitomo Mitsui Financial Group, Inc.	1,192,764	0.2
48,200	Sundrug Co., Ltd.	1,498,317	0.2
16,800	Suzuken Co., Ltd.	901,993	0.1
774	United Urban Investment Corp.	1,451,148	0.2
		50,914,567	7.8

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2019 (Unaudited) (CONTINUED)

		Netherlands: 3.3%
100,686	(1)	ABN AMRO Bank NV	1,785,684	0.3
259,388		ING Groep NV	2,478,100	0.4
151,204		Koninklijke Ahold Delhaize NV	3,542,003	0.5
221,879		Koninklijke KPN NV	702,757	0.1
91,180		NN Group NV	3,055,330	0.5
235,248		Royal Dutch Shell PLC - Class A	6,535,928	1.0
53,676		Unilever NV	3,330,493	0.5
			21,430,295	3.3

		New Zealand: 0.1%
267,619		Spark New Zealand Ltd.	745,037	0.1

		Norway: 0.7%
121,946		Mowi ASA	2,917,034	0.4
128,095		Orkla ASA	1,173,598	0.2
31,715		Telenor ASA	650,908	0.1
			4,741,540	0.7

		Singapore: 0.7%
737,400		ComfortDelgro Corp., Ltd.	1,300,747	0.2
207,600		SATS Ltd.	717,740	0.1
239,500		Singapore Exchange Ltd.	1,413,852	0.2
334,000		Singapore Technologies Engineering Ltd.	946,664	0.1
585,500		Yangzijiang Shipbuilding Holdings Ltd.	382,817	0.1
			4,761,820	0.7

		Spain: 1.5%
16,600	(1)	Aena SME SA	2,997,243	0.4
92,319		Enagas	2,010,062	0.3
160,612		Ferrovial SA - FERE	4,571,590	0.7
79,515		Telefonica S.A.	552,426	0.1
			10,131,321	1.5

		Switzerland: 2.5%
45,973		Nestle SA	5,166,190	0.8
24,537		Roche Holding AG	6,704,987	1.0
13,181		Zurich Insurance Group AG	4,697,135	0.7
			16,568,312	2.5

		United Kingdom: 4.7%
250,113	(1)	Auto Trader Group PLC	1,621,399	0.2
369,101		Aviva PLC	1,593,458	0.2
548,156		Barclays PLC	913,131	0.1
167,918		Barratt Developments PLC	1,296,265	0.2
840,788		BT Group PLC	1,693,860	0.3
124,246		Compass Group PLC	3,151,163	0.5
463,224		Direct Line Insurance Group PLC	1,598,416	0.2
185,059		Evraz PLC	1,117,774	0.2
243,773		GlaxoSmithKline PLC	5,080,063	0.8
1,158,281		Legal & General Group PLC	3,103,260	0.5
961,121		Marks & Spencer Group PLC	2,256,497	0.3
98,390		Persimmon PLC	2,284,572	0.4
1,117,280		Taylor Wimpey PLC	1,988,509	0.3
886,096		Vodafone Group PLC	1,676,505	0.3
673,921		WM Morrison Supermarkets PLC	1,503,190	0.2
			30,878,062	4.7

		United States: 59.8%
62,308		AbbVie, Inc.	4,096,128	0.6
10,250		Accenture PLC	2,031,243	0.3
83,245		Aflac, Inc.	4,177,234	0.6
22,309		Air Products & Chemicals, Inc.	5,040,049	0.8
16,534		Allison Transmission Holdings, Inc.	734,606	0.1
25,485		Allstate Corp.	2,609,409	0.4
98,353		Altria Group, Inc.	4,301,960	0.7
38,990		Ameren Corp.	3,008,078	0.5
20,582		Amgen, Inc.	4,293,817	0.7
43,228		Amphenol Corp.	3,784,179	0.6
280,579		Annaly Capital Management, Inc.	2,328,806	0.4
114,311		Apple Hospitality REIT, Inc.	1,820,974	0.3
3,310		Apple, Inc.	690,929	0.1
199,175		AT&T, Inc.	7,022,910	1.1
15,468		Avnet, Inc.	647,955	0.1
155,836		Bank of America Corp.	4,287,048	0.7
6,644		Boeing Co.	2,419,014	0.4
61,036		Booz Allen Hamilton Holding Corp.	4,608,828	0.7
31,095		Brinker International, Inc.	1,181,610	0.2
87,321		Bristol-Myers Squibb Co.	4,197,520	0.6
29,990		Broadridge Financial Solutions, Inc. ADR	3,881,906	0.6
6,718		Camden Property Trust	727,223	0.1
63,853		CDK Global, Inc.	2,755,895	0.4
8,838		CDW Corp.	1,020,789	0.2
125,470		Centerpoint Energy, Inc.	3,474,264	0.5
81,809		CenturyLink, Inc.	930,986	0.1
4,209		Chemed Corp.	1,807,471	0.3
53,263		Chevron Corp.	6,270,120	1.0
102,111		Chimera Investment Corp.	1,947,257	0.3
56,494		Cinemark Holdings, Inc.	2,155,811	0.3
141,516		Cisco Systems, Inc.	6,624,364	1.0
9,751		Citigroup, Inc.	627,477	0.1
37,533		Citrix Systems, Inc.	3,489,818	0.5
59,049		CMS Energy Corp.	3,723,039	0.6
12,428		Columbia Sportswear Co.	1,165,622	0.2
32,311		Comerica, Inc.	1,991,973	0.3
32,909		CoreCivic, Inc.	557,808	0.1
11,322		CSX Corp.	758,800	0.1
31,687		Darden Restaurants, Inc.	3,833,493	0.6
25,305		Eaton Corp. PLC	2,042,620	0.3
41,422		Eli Lilly & Co.	4,679,443	0.7
10,839		Encompass Health Corp.	658,903	0.1
43,061		Equitrans Midstream Corp.	580,893	0.1
4,123		Everest Re Group Ltd.	972,533	0.2
51,457		Evergy, Inc.	3,344,705	0.5
19,603		Exelon Corp.	926,438	0.1
29,794		Expedia Group, Inc.	3,876,199	0.6
67,760		Exxon Mobil Corp.	4,640,205	0.7
4,957		Federal Realty Investment Trust	640,494	0.1
56,676		Flir Systems, Inc.	2,792,427	0.4

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend and Premium Opportunity Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2019 (Unaudited) (CONTINUED)

72,311		Gaming and Leisure Properties, Inc.	2,828,806	0.4
77,879		General Mills, Inc.	4,189,890	0.6
34,750		Genuine Parts Co.	3,137,577	0.5
49,860		Geo Group, Inc./The	855,598	0.1
54,432		Hartford Financial Services Group, Inc.	3,172,297	0.5
9,060		HCA Healthcare, Inc.	1,089,012	0.2
28,658		Hershey Co.	4,541,720	0.7
206,588		Hewlett Packard Enterprise Co.	2,855,046	0.4
15,757		Home Depot, Inc.	3,591,178	0.6
33,030		Honeywell International, Inc.	5,437,399	0.8
43,855	(2)	IAA, Inc.	2,142,317	0.3
5,353		Insperity, Inc.	530,268	0.1
120,538		Intel Corp.	5,714,707	0.9
18,710		InterDigital, Inc.	919,971	0.1
40,349		International Business Machines Corp.	5,468,500	0.8
2,506		Intuit, Inc.	722,630	0.1
32,248		j2 Global, Inc.	2,728,181	0.4
78,147		Jabil, Inc.	2,251,415	0.3
20,298		JM Smucker Co.	2,134,538	0.3
68,324		Johnson & Johnson	8,770,069	1.3
47,034		JPMorgan Chase & Co.	5,167,155	0.8
123,912		Juniper Networks, Inc.	2,869,802	0.4
43,855		KAR Auction Services, Inc.	1,164,789	0.2
26,456		Kimberly-Clark Corp.	3,733,206	0.6
36,356		Kohl's Corp.	1,718,185	0.3
13,512		Lamar Advertising Co.	1,035,695	0.2
5,874		Lear Corp.	659,415	0.1
41,173		LogMeIn, Inc.	2,752,003	0.4
63,811		Maxim Integrated Products	3,480,252	0.5
24,774		MAXIMUS, Inc.	1,906,112	0.3
22,161		McDonald's Corp.	4,830,433	0.7
73,751		MDU Resources Group, Inc.	1,983,164	0.3
84,659		Merck & Co., Inc.	7,320,464	1.1
266,834		MFA Financial, Inc.	1,913,200	0.3
108,637		Microsoft Corp.	14,976,697	2.3
7,680		Motorola Solutions, Inc.	1,389,389	0.2
190,256		New Residential Investment Corp.	2,676,902	0.4
6,585		Norfolk Southern Corp.	1,146,119	0.2
35,159		OGE Energy Corp.	1,507,266	0.2
127,382		Old Republic International Corp.	2,975,644	0.5
48,734		Omnicom Group	3,706,708	0.6
22,059		Oneok, Inc.	1,572,366	0.2
109,210		Oracle Corp.	5,685,473	0.9
49,356		Paychex, Inc.	4,032,385	0.6
48,738		PepsiCo, Inc.	6,663,947	1.0
174,821		Pfizer, Inc.	6,214,887	0.9
65,453		Philip Morris International, Inc.	4,718,507	0.7
38,990		Phillips 66	3,845,584	0.6
15,140		Pinnacle West Capital Corp.	1,442,993	0.2
144,462		Plains GP Holdings L.P.	3,166,607	0.5
31,324		Popular, Inc.	1,646,703	0.3
59,119		Procter & Gamble Co.	7,107,877	1.1
40,349		Quest Diagnostics, Inc.	4,130,527	0.6
46,962		Republic Services, Inc.	4,191,358	0.6
74,552		Retail Properties of America, Inc.	846,911	0.1
37,472		Royal Gold, Inc.	4,998,015	0.8
139,154		Sabre Corp.	3,289,601	0.5
62,026		Service Corp. International	2,871,804	0.4
19,501		Simon Property Group, Inc.	2,904,479	0.4
32,073		Sonoco Products Co.	1,834,576	0.3
59,579		Southern Co.	3,471,073	0.5
47,759		Starbucks Corp.	4,611,609	0.7
79,788		Tanger Factory Outlet Centers, Inc.	1,128,202	0.2
48,486		Texas Instruments, Inc.	6,000,142	0.9
30,840		Total System Services, Inc.	4,139,345	0.6
254,681		Two Harbors Investment Corp.	3,216,621	0.5
53,160		Tyson Foods, Inc.	4,946,006	0.8
18,887		Valero Energy Corp.	1,421,813	0.2
70,129		Walgreens Boots Alliance, Inc.	3,589,904	0.6
41,049		Waste Management, Inc.	4,899,198	0.7
110,235		Wells Fargo & Co.	5,133,644	0.8
183,966		Western Union Co.	4,069,328	0.6
53,310		Xerox Holdings Corp.	1,545,457	0.2
37,549		Yum! Brands, Inc.	4,384,972	0.7
17,602		Zions Bancorp NA	723,266	0.1
			392,620,172	59.8

	Total Common Stock
	(Cost $635,251,284)	638,550,505	97.2

EXCHANGE-TRADED FUNDS: 1.0%
33,376	iShares MSCI EAFE ETF	2,109,697	0.3
14,762	SPDR S&P 500 ETF Trust	4,317,147	0.7

	Total Exchange-Traded Funds
	(Cost $6,487,686)	6,426,844	1.0

	Total Investments in Securities (Cost $641,738,970)	$644,977,349	98.2
	Assets in Excess of Other Liabilities	11,564,953	1.8
	Net Assets	$656,542,302	100.0

ADR	American Depositary Receipt
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)  There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(a)(4)	Auditor Change.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Global Equity Dividend and Premium Opportunity Fund

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 8, 2019